State Street/Ramius Managed Futures Strategies Fund

Class	Ticker
Class A:	RTSRX
Class I:	RTSIX

Summary Prospectus	May 4, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at http://www.ramiusmutualfunds.com/content/state-street-ramius-managed-futures/literature-and-forms.asp. You may also obtain this information at no cost by calling 1-877-6RAMIUS (1-877-672-6487) or by sending an e-mail request to clientservices@ramius.com. The Fund's Prospectus and Statement of Additional Information, both dated May 1, 2016, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the State Street/Ramius Managed Futures Strategy Fund (the “Fund”) is to seek positive absolute returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund and/or the shares of other Ramius Funds. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares Purchase Programs” on page 35 of the Statutory Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%[1]	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses[2] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.35%	1.35%
Subadvisory fees	0.06%	0.06%
Distribution and service (Rule 12b-1) fees	0.25%	None
Other expenses (including Subsidiary and Trading Entities’ expenses of 1.69%, which include 0.04% dividend and interest expenses on short sales)2,[3]	2.23%	2.23%
Total annual fund operating expenses	3.89%	3.64%
Fee waiver and/or expense reimbursements [4]	(0.65)%	(0.65)%
Total annual fund operating expenses after fee waiver and/or expense reimbursements[4]	3.24%	2.99%

1.	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such Shares within 18 months of the date of purchase.
2.	The expense information in the table has been restated to reflect current fees and expected allocations of assets among the Fund’s Trading Advisors (as defined in this Prospectus).
3.	This item includes management fees paid by the Subsidiary to the Advisor (as both are defined in this Prospectus). Subsidiary expenses include fees and expenses of the Trading Entities (as defined in this Prospectus) which are borne indirectly by the Fund as a result of investing in the Trading Entities through the Subsidiary, including management fees paid by the Trading Entities to the Trading Advisors (as defined in this Prospectus) and performance fees based on trading profits (both realized and unrealized) to the Trading Advisors. Actual fees and expenses may vary from year to year, including depending on the Trading Entities’ profits and amount of assets allocated to each Trading Entity.
4.	The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any (i) Subsidiary expenses and Trading Entity expenses, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 1.84% and 1.59% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is effective until April 30, 2017, and may be terminated before that date only by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it reimbursed for a period ending three full fiscal years after the date of the waiver or payment. In addition, the Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary pursuant to the investment advisory agreement between the Subsidiary and the Advisor. This undertaking may not be terminated by the Advisor as long as the investment advisory agreement between the Subsidiary and the Advisor is in place unless the Advisor obtains the prior approval of the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$859	$1,615	$2,389	$4,399
Class I shares	$302	$1,055	$1,828	$3,856

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies
The Fund pursues its investment objective by allocating its assets using two principal investment strategies: a “managed futures” strategy and a “fixed income” strategy. The managed futures strategy is intended to capture returns tied to global macroeconomic trends in the commodity futures (including futures contracts on financial products such as currencies, broad-based indices and Treasury bills) markets, taking both long and short positions in such markets. The fixed income strategy is intended to generate interest income and capital appreciation to add diversification to the returns generated by the managed futures strategy. Ramius Trading Strategies LLC (the “Advisor”) serves as the investment advisor to the Fund. SSGA Funds Management Inc. (the “SSGA FM” or the Sub-Advisor”) serves as the sub-advisor with respect to the management of the Fixed Income Portfolio (as defined below) of the Fund. SSGA FM also serves as sub-advisor with respect to the management of the Fund’s overall investment program, including management of the assets of the Fund’s Subsidiary (as defined below) and determination of the portion of the assets to be allocated to the Subsidiary (collectively, the “Investment Program”).

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest more of its assets in fewer positions than “diversified” mutual funds.

Managed Futures Strategy
The Fund pursues its managed futures strategy primarily by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Advisor and the Sub-Advisor and has the same investment objective as the Fund. The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity” and collectively the “Trading Entities”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “managed futures program”). Each Trading Entity is wholly owned by the Subsidiary and thus indirectly wholly owned by the Fund. Each Trading Entity pays its Trading Advisor a management fee based on the Trading Entity’s investment exposure (which exceeds the Trading Entity’s total assets) and may pay its Trading Advisor a performance fee calculated as a percentage of the Trading Entity’s profits.

The Advisor and the Sub-Advisor monitor the performance of the Trading Advisors and the Trading Entities. Subject to the Advisor’s oversight, the Sub-Advisor seeks to achieve the Fund’s investment objective by allocating and reallocating the Subsidiary’s assets among Trading Entities. The Sub-Advisor may not allocate or reallocate assets to all Trading Entities and may not allocate assets evenly among the Trading Entities. The Sub-Advisor allocates the assets of the Subsidiary among the Trading Entities to provide exposure to managed futures programs that the Sub-Advisor believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography. The Advisor and Sub-Advisor expect the Trading Advisors to trade independently of each other and, as a group, to employ a wide variety of systematic, relative value and discretionary managed futures programs (as described below) in the global currency futures, fixed income futures, commodity futures and equity futures markets.

Each Trading Advisor implements its designated managed futures program by investing assets of the respective Trading Entity it advises in a variety of derivative instruments, including exchange-listed futures contracts and over-the-counter (“OTC”) forward contracts. The instruments in which the Trading Entities will invest include (a) U.S. and foreign spot currencies, (b) commodity futures contracts (including currency futures and futures on broad-based security indices), and (c) currency forward contracts. The Fund may invest in emerging markets and does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. Other instruments in which a Trading Entity may invest include options on futures contracts, swaps and other derivative instruments. The Trading Entities may buy and sell futures contracts on financial products (such as currencies, broad-based indices and Treasury bills) but may not invest in “security futures” as defined in the Securities Exchange Act of 1934. Each instrument in which a Trading Entity may invest may be tied to a wide variety of global markets for currencies, interest rates, equity and debt securities, energy resources, metals, agricultural products and other commodities. A Trading Entity may take both long and short positions in the instruments in which it invests. The Trading Advisors will employ active and frequent trading. The Trading Advisors may or may not be registered under the 1940 Act.

Among the different trading styles which may be employed by current or future Trading Advisors for the Trading Entities are:

Systematic Trend-Following: These Trading Advisors use quantitative strategies in an attempt to identify the emergence of trends in financial and commodity markets. Trend-following strategies range from very short-term to long-term and are applied across a broad range of markets. It is common for these Trading Advisors to trade in numerous liquid markets.

Non-Trend-Following: These Trading Advisors use quantitative and other methods in an attempt to identify market reversals, liquidity-driven trading opportunities or changes in market momentum. These Trading Advisors, like the trend-following Trading Advisors, typically trade in numerous liquid markets. Non-trend trading strategies are primarily short to medium-term.

Relative Value: These Trading Advisors use fundamental or quantitative analyses in an attempt to identify relative mis-pricing of markets and market instruments in fixed income, foreign exchange, commodities and equities.

Global Macro: These Trading Advisors develop discretionary views on the global economic outlook and patterns of global flow of funds and implement trading strategies (with varying time horizons) that seek to reflect those views.

Each of the following Trading Advisors is currently approved to direct the trading of a different Trading Entity pursuant to a managed futures program:

•	Aspect Capital Limited
•	BH-DG Systematic Trading LLC
•	Fulcrum Asset Management Ltd and Fulcrum Asset Management LLP (as sub-advisor)
•	Informed Portfolio Management AB
•	QMS Capital Management LP
•	PGR Capital LLP
•	Winton Capital Management Limited

From time to time and for various reasons, the Advisor may terminate a Trading Advisor and possibly wind down the respective Trading Entity.

In addition to investing through the Trading Entities, the Subsidiary also may directly invest its assets in derivative instruments, including swaps, commodity-linked notes and other investments intended to serve as margin or collateral for swap positions. Such instruments may have payments linked to the performance of commodities. Although the Fund expects to execute its managed futures strategy primarily by investing in the Subsidiary, the Fund also may invest in swaps to the extent permitted under the 1940 Act and consistent with its intent to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).

Fixed Income Strategy
Subject to the Advisor’s oversight, the Sub-Advisor allocates the Fund’s assets that are not allocated to the Subsidiary to a fixed income strategy that invests primarily in investment grade fixed income securities in order to generate interest income and capital appreciation, which may add diversification to the returns generated by the Fund’s managed futures portfolio (the “Fixed Income Portfolio”). Investment grade securities are those rated in the Baa3 or higher categories by Moody's Investors Service, Inc. (“Moody's”), or in the BBB- or higher categories by Standard & Poor's, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody's or Fitch, determined by the Advisor or Sub-Advisor to be of comparable credit quality. The Fixed Income Portfolio may also include investments in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”).

Fixed income securities in which the Fund may invest include corporate bonds and other corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. The Fund may invest in emerging markets and does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. The amount of such foreign investments will vary from time to time, but at any time foreign investments may represent as much as 100% of the Fund’s total assets. The Fund also may invest in securities issued by the U.S. government or its agencies and instrumentalities, money market securities and other interest-bearing instruments and cash. The fixed income securities in which the Fund may invest may be of any maturity, although the Sub-Advisor expects the Fund’s portfolio to maintain an average maturity that ranges between short-term (less than one year) and intermediate-term (four to seven years).

Principal Risks of Investing
Risk is inherent in all investing. Because the Fund may be considered to be investing indirectly in the Trading Entities through its Subsidiary, references to the Fund’s risks also include risks associated with investing in the Subsidiary and the Trading Entities. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Managed Futures Strategy/Commodities Risk. Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund to greater volatility than cash market investments in securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of a derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, liquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it would submit derivatives trades for clearing, including in some cases from fellow clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Fixed Income Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

High Fees Risk. The cost of investing in the Fund may be higher than the cost of investing in other mutual funds that invest directly in the types of derivatives held by the Trading Entities. In addition to the Fund's direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by the Trading Entities, including management fees and performance-based fees, commodity brokerage commissions and operating expenses.

Performance Fees Risk. The performance-based fees paid to the Trading Advisors may create an incentive for the Trading Advisors to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees. A Trading Advisor with positive performance may receive performance-based compensation from the Trading Entity, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative.

Subsidiary Risk. By investing in the Subsidiary and, indirectly, in the Trading Entities, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s and the Trading Entities’ respective investments. The Subsidiary and the Trading Entities are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund, the Trading Entities and the Subsidiary are organized and operated, as applicable, could prevent the Fund, the Subsidiary or the Trading Entities from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax Risk. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.” It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.” The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.” In addition, the IRS has issued private letter rulings concluding that certain income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the IRS has suspended the issuance of such rulings in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund intends to take the position that income from its investments in certain commodity-linked notes and in the Subsidiary will constitute “qualifying income” even in the event that the Subsidiary does not distribute all of its income on an annual basis. In the absence of a ruling, however, there can be no certainty in this regard, and the Fund has not sought an opinion from counsel on this position. It is possible that the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.” The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute “qualifying income,” the Fund may not be able to qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as “qualifying income” and the Fund does not meet certain cure provisions (which would generally require the Fund to pay certain Fund-level taxes), the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

Management Risk. The investment processes used by the Advisor, the Sub-Advisor and the Trading Advisors could fail to achieve the Fund’s investment objective and cause your investment to lose value. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

Government Intervention and Regulatory Changes Risk. In response to the global financial crisis that began in 2008, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In this regard, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has significantly enhanced the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. These regulators are continuing to implement regulations under the Dodd-Frank Act, some of which may adversely affect the Fund. For example, major changes under the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk. The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the fund, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be, although the SEC recently proposed a new rule related to such derivatives use. Whether and when this proposed rule will be adopted and its potential effects on the fund are unclear. The regulation of commodity and derivatives transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the fund is impossible to predict, but could be substantial and adverse to the fund.

The Dodd-Frank Act has established a new regulatory structure for derivatives. If more restrictive position limits are imposed on investors in the commodity futures and other derivative markets, the managed futures programs in which the Trading Entities invest, and as a result, the Fund, may be adversely affected. Similarly, changes in the regulation of foreign currency-related trading arising from the Dodd-Frank Act may make such trading more expensive for the Fund, and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act. As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the National Futures Association, the self-regulatory body for futures and swaps firms (the “NFA”), with respect to both its own operations and those of the Fund. The Advisor seeks to rely on relief from certain CFTC recordkeeping, reporting, and disclosure requirements otherwise applicable as to the Fund, the Subsidiary, and the Trading Entities to the extent permitted by CFTC regulations and CFTC staff guidance.

Foreign Trading Advisor Risk. All of the current Trading Advisors are located outside of the United States, and the Advisor anticipates that in the future at least some of the Trading Advisors will be located outside of the United States. Depending upon their jurisdictions, such Trading Advisors may be subject, among other things, to less rigorous reporting requirements than U.S. Trading Advisors, less rigorous regulatory and compliance requirements, and less protective legal systems and laws relating to shareholders’, investors’ and/or clients’ rights. It may also be more difficult for the Fund to enforce legal judgments against Trading Advisors located outside the United States.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Leveraging Risk. Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ETN Risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their values depend on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus would be more susceptible to negative events affecting those sectors. At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Selling options or futures short may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Market Disruption and Geopolitical Risk. The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or the Fund’s performance.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance from year to year of the Fund’s Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for Class A shares may vary from the performance shown to the extent the expenses for that class differ from those of Class I shares. Updated performance information is available on the Fund’s website at www.ramiusmutualfunds.com. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

Class I Shares
Highest Calendar Quarter Return at NAV	9.05%	Quarter Ended 12/31/2014
Lowest Calendar Quarter Return at NAV	(9.43%)	Quarter Ended 06/30/2015

The year-to-date return for the Fund as of March 31, 2016 was 3.30%.

Average Annual Total Returns for periods ended December 31, 2015	One Year	Three Years	Since Inception (September 13, 2011) Annualized
Class I - Return Before Taxes	(2.45)%	4.83%	2.20%
Class I - Return After Taxes on Distributions*	(4.94)%	2.56%	0.64%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	(1.38)%	2.70%	0.99%
Class A - Return Before Taxes	(8.03)%	2.62%	0.61%
Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index (does not reflect deduction for fees, expenses or taxes)	0.05%	0.05%	0.06%
SG CTA Index** (does not reflect deduction for fees, expenses or taxes)	0.30%	5.25%	2.21%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for Class A shares will vary.

**	The SG CTA Index is an equal-weighted index that calculates the daily rate of return for a pool of commodity trading advisors selected from the larger managers that are open to new investment. The index is rebalanced annually. Prior to January 1, 2016, the SG CTA Index was named the NewEdge CTA Index. The process behind construction of such index has remained unchanged.

Investment Advisor
Ramius Trading Strategies LLC

Sub-Advisor
SSGA Funds Management, Inc.

Portfolio Managers
William Marr, Senior Managing Director and Head of Liquid Alternative Investments of State Street Global Advisors, and Alexander Rudin, Managing Director, Liquid Alternative Investments of State Street Global Advisors (together referred to as “Managed Futures Portfolio Managers”), have been the portfolio managers for the Fund and have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception in September 2011.

Thomas Connelley, Vice President of State Street Global Advisors, has been a portfolio manager with respect to the Fixed Income Portfolio since September 2014.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$250	$50
Automatic Investment Plan	$250	$50
Gift Account For Minors	$250	$50
Class I Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.